                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2005
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                            RELATIONSERVE MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

    Nevada                         333-119632                   43-2053462
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(State or other jurisdiction      (Commission                  (IRS Employer
 of incorporation)                File Number)               Identification No.)

6700 North Andrews Avenue, Fort Lauderdale, Florida,             33309
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   (Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code: 954-202-6000
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;  CHANGE IN FISCAL
            YEAR

     On July 29, 2005,  the Board of Directors  (the  "Board") of  RelationServe
Media,  Inc. (the  "Company")  adopted the following  amendment to the Company's
Amended and Restated By-Laws (the "By-Laws") by unanimous written consent.

     The Board amended the By-Laws to eliminate the  requirement  that action of the stockholders requires the consent of all stockholders. The amendment permits written  consent by  stockholders  holding not less than the  minimum  number of votes that would be necessary  for approval of any matter in the event a meeting of the stockholders were held.

     A copy of the Amended and Restated By-Laws of the Company is being filed as an exhibit to this Form 8-K.

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Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       Exhibit No.    Exhibits
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          3.1         Amended and Restated By-Laws of RelationServe Media, Inc.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          RELATIONSERVE MEDIA, INC.

Dated: August 4, 2005                   By: /s/ Mandee Heller Adler
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                                            Name:  Mandee Heller Adler
                                            Title: Chief Executive Officer

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